UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 17, 2017

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On October 17, 2017 the Human Resources Committee (the “Committee”) of the Board of Directors of Winnebago Industries, Inc. (the “Company”) approved to be effective August 26, 2017, which is the beginning of the Company's 2018 fiscal year, (i) the Officers Incentive Compensation Plan-Fiscal Period 2018 (the “2018 Incentive Compensation Plan”) and (ii) the Officers Long‑Term Incentive Plan-Fiscal Three‑Year Period 2018, 2019 and 2020 (the “LTIP 2018‑2020”). Michael J. Happe (President, Chief Executive Officer and Director), Bryan Hughes (Vice President, Chief Financial Officer), S. Scott Degnan (Vice President and General Manager, Towables) and Brian Hazelton (Vice President and General Manager, Motorized), each currently employed by the Company unless otherwise noted and a “named executive officer” as determined by Securities and Exchange Commission reporting rules (collectively, the “Named Executive Officers” 1), together with other executive officers of the Company, are eligible for awards under both the 2018 Incentive Compensation Plan and the LTIP 2018‑2020 subject to the terms of the plans.
The 2018 Incentive Compensation Plan provides for an annual incentive award based upon the financial performance of the Company. The purpose of the 2018 Incentive Compensation Plan is to promote the growth and profitability of the Company by providing its officers with an incentive to achieve shorter-term corporate profit objectives and to attract and retain officers who will contribute to the achievement of growth and profitability of the Company. The 2018 Incentive Compensation Plan is an annual program that provides for annual measurements of financial performance and an opportunity for an annual incentive payment based on financial results measured against predetermined financial performance targets for either the enterprise or business units or both established by the Committee (these measures are set annually and may include operating income, net sales growth, working capital, or other applicable measures) which were established at the Human Resources Committee meeting on October 17, 2017. The Committee may also establish in a manner similar to the financial measurements, one or more individual contributions of each executive in a Non-Qualified Performance Award as part of or in addition to the award based solely on the financial performance objectives. Under the 2018 Incentive Compensation Plan, the amount of the Named Executive Officers' incentive compensation for the fiscal year shall be in direct proportion to the Company's financial performance expressed as a percentage (Financial Factor) against the base salary or flat dollar amount bonus (Target) for each participant. If individual contributions were established by the Committee, the Committee shall evaluate such contributions in determining the effect on the amount of the incentive compensation. The Named Executive Officers must be employed by the Company at the end of the fiscal year to be eligible for any incentive payment, except for pro-rated payments made at the discretion of the Committee in the event of retirement, disability or death or upon a Change in Control as described below.
The 2018 Incentive Compensation Plan provides for an award opportunity between 0% and 200% of an officer’s incentive target (Target) achievement of the financial objectives.
In the event of a “Change in Control” (as defined in the 2018 Incentive Compensation Plan) participants are entitled to receive full annual awards within 15 days of the effective date of the Change of Control based on the Committee's estimate of the Company's financial performance through the end of the year in which such Change in Control occurs.
The Named Executive Officers and other executive officers are also eligible for incentive awards under the LTIP 2018‑2020. The purpose of the LTIP 2018‑2020 is to promote the long-term growth and profitability of the

_____________________________
1 Don Clark is also a Named Executive Officer, but pursuant to an Employment Agreement entered into at the time of the acquisition of Grand Design RV, LLC, he is not eligible to participate in the Annual or Long Term Incentive Compensation Plans outlined herein.

Company by providing the officers of the Company with an incentive to achieve long-term corporate profit objectives and to attract and retain officers who will contribute to the achievement of growth and profitability of the Company. The LTIP 2018‑2020 award components include establishing individual officer incentive thresholds, targets, and maximums expressed as a percentage of base salary or a flat dollar amount. Actual incentive awards can range from 0% to 150% of an officer’s incentive target. The incentive target is then converted into separate awards in proportions totaling 100% as established by the Committee at the time the performance objectives are established as follows: incentive awards consisting of performance stock grants made in restricted shares of the Company's Common Stock, restricted stock awards for a fixed number of shares made in shares of the Company’s Common Stock based upon the price of the stock on the date of the grant that vest in equal annual installments at the end of each fiscal year, and non-qualified option grants for a fixed number of shares based on the stock price on the date of the grant for a fixed number of shares for a period of ten years that vest and are first exercisable in equal annual installments at the end of each fiscal year. The performance stock awards under the LTIP 2018‑2020 are based upon the Company's financial performance as measured against the Company's financial results at the end of the three year fiscal period as modified by the individual measurements, if any. The Named Executive Officers must be employed by the Company at the end of fiscal 2020 to be eligible for a Performance Stock Award under the LTIP 2018‑2020, except upon a Change in Control as described below.
Under the LTIP 2018-2020, the amount of the participants' performance stock award for the three‑year fiscal period is in direct proportion to the Company's financial performance expressed as a percentage (Financial Factor) against award targets for each participant predetermined by the Committee (these measures are set annually and may include operating income, return on equity, return on invested capital, net sales growth, or other applicable measures). The Company's financial results for the three‑year fiscal period are used in determining the Financial Factor to be used for that plan period when calculating the participants' performance stock awards. Performance stock awards earned under the LTIP 2018-2020 and approved by the Committee will be awarded as soon as practical after the Company's year-end accounting following the 2020 fiscal year end. The price of any Performance Stock Award, such shares being restricted for a period of one year from the date of the grant, will be the closing market price of the Company's Common Stock on the date on which the grant is approved by the Committee. The stock award restriction will be removed one year after the grant date.
The financial performance measurement or measurements and the threshold, target and maximum performance levels for which incentive awards will be paid pursuant to the LTIP 2018-2020 were established at the October 17, 2017 Human Resources Committee meeting. Financial performance achievement levels may be adjusted to include or exclude specific items of an unusual nature or non‑operating or significant events not anticipated by the Committee when financial performance measurements were established, as determined by the Committee in its sole discretion and as permitted by the LTIP 2018‑2020.
In the event of a “Change in Control” (as defined in the LTIP 2018-2020) participants are entitled to receive a full three‑year plan award within 15 days of the effective date based on the Committee's estimate of the Company's financial performance through the end of the LTIP 2018-2020 three‑year fiscal period.
In the event the Committee reasonably determines that the performance certified by the Committee, and any payment made to a participant with respect to the 2018 Incentive Compensation Plan or the LTIP 2018-2020 was based on the achievement of financial results that are subsequently the subject of a restatement due to material noncompliance with any financial reporting requirement under either generally accepted accounting principles or federal securities laws, other than as a result of changes to accounting rules and regulations, the participant will be obligated to repay to the Company such amounts required under any rules or regulations adopted by the Securities and Exchange Commission under Section 10D(b)(2) of the Securities Exchange Act of 1934, as amended, any rules or standards adopted by a national securities exchange on which the Company's equity securities are listed, any related guidance from a governmental agency which has jurisdiction over the administration of such provision, any judicial interpretation of such provision and as otherwise may be required under applicable law or Company policy, in each case as determined by the Committee.
The Human Resources Committee recommended to the Board of Directors and the Board approved on October 18, 2017, an Employee Stock Purchase Plan (the “ESPP”) which will be included in the Proxy Statement for approval by the Company’s shareholders at the Annual Meeting of Shareholders to be held on December 12,

2017. If approved by shareholders, the ESPP is designed to provide a broad base of our rank and file employees with direct ownership of our common stock by providing each with a grant of a few shares of restricted stock that will vest and be freely transferrable after a period of continuous service with us for one or more years; and to provide a convenient and cost-effective means to purchase our common stock at a 15% discount in the form of a short term option to be paid for through regular payroll withholding. The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Our named executive officers are entitled to participate in the purchase program on the same terms as all employees. A full copy of the ESPP will be included in the Proxy Statement.
The foregoing description of the 2018 Incentive Compensation Plan and the LTIP 2018-2020 is a summary. Reference is made to each of the 2018 Incentive Compensation Plan and the LTIP 2018‑2020 filed as Exhibits 99.1 and 99.2, respectively, to this Report and are incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits

(c)Exhibits

Exhibit
Number	Description

99.1	Officers Incentive Compensation Plan Fiscal Period 2018

99.2	Officers Long-Term Incentive Plan Fiscal Three-Year Period 2018, 2019 and 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 20, 2017	WINNEBAGO INDUSTRIES, INC.

		By:	/s/ Scott C. Folkers
		Name:	Scott C. Folkers
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Officers Incentive Compensation Plan Fiscal Period 2018

99.2	Officers Long-Term Incentive Plan Fiscal Three-Year Period 2018, 2019 and 2020

4